EXHIBIT 10.2

                               ASSIGNMENT OF NAME
                                       And
                               RELEASE OF EMPLOYEE

      This assignment of name and release of employee (the "Agreement") is made as of the 2nd day of February, 1999 by and between In-Sports International, Inc. (In-Sports"), a Delaware corporation, and Ed-Car Construction, LLC ("Ed-Car"), a limited liability company organized under the laws of the State of New Jersey. This Agreement supercedes any other agreements made or contemplated by the parties with respect to the subject matter of this Agreement.

                                   Background

      In-Sports desires to buy, and Ed-Car desires to sell, all of Ed-Car's right, title, interest and goodwill in the name "Ed-Car Construction" or any derivative thereof. In addition, In-Sports desires to hire Joseph Caravella, a former employee of Ed-Car and wishes to obtain a general release from Ed-Car in that connection.

      Therefore, in consideration of the premises and the mutual obligations hereunder, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1) Assignment of Name. Ed-Car hereby assigns to In-Sports its entire right, title, interest and goodwill in the name "Ed-Car Construction" and any derivative thereof. Ed-Car agrees to change its name within a reasonable time after the date of this Agreement. Ed-Car agrees not to use the name "Ed-Car Construction" in any manner after the date of this Agreement, except in connection with its change of name.

2) Release. Simultaneously with the execution of this Agreement, Ed-Car will deliver an executed release to In-Sports in the form attached as Exhibit A, allowing In-Sports to hire Joseph Caravella as an employee of In-Sports.

3) Consideration. In consideration for Ed-Car's assignment and release, In-Sports hereby delivers to Ed-Car 250,000 shares of In-Sports' common stock (the "Shares"). Ed-Car acknowledges that the Shares are subject to restrictions under the Securities Act of 1933 and may not be transferred except pursuant to a registration statement or an exemption from registration.

4) Limitations on Assignment. The parties acknowledge that this Agreement does not, and is not meant to, transfer any assets, liabilities or business of Ed-Car, except for the name "Ed-Car Construction" and its associated goodwill. Ed-Car may continue in its present business or change its business, subject to the terms of this Agreement.


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

5)    MISCELLANEOUS.

      a) Captions and Headings. The paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

      b) No Oral Change. This Agreement and any provision hereof, may not be waived, changes, modified, or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      c) Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and
            (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

      d) Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

      e) Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

      f) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      g) Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the part to whom notice is to be given, or on the third day after mailing if mailed to the part to whom notice is to be given, by first-class mail, registered or certified, postage prepaid, and properly addressed, and by fax, to the


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

            principal office of each party.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

ED-CAR CONSTRUCTION, LLC            IN-SPORTS INTERNATIONAL, INC.


BY: /s/ JOSEPH CARRAVELLA           BY: /s/ PATRICK MCLAREN
    ---------------------               -------------------


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

                                    Exhibit A

                              RELEASE OF ALL CLAIMS

      FOR ONE DOLLAR ($1.00) IN HAND PAID AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned, ED-CAR CONSTRUCTION, LLC, a New Jersey limited liability company, for itself and for its successors and assigns (collectively, "Releasors"), does hereby remise, release, quitclaim and forever discharge IN-SPORTS INTERNATIONAL, INC. and its attorneys, officers, directors, agents, heirs, executors, administrators, and personal representatives (collectively, "Releasees") of and from any and all damages, losses, expenses, claims, demands, actions, causes of action, suits, judgments, orders, decrees, and any execution thereon, whether at law, in equity or otherwise, which Releasors had, have, or may in the future have, of any kind or nature whatsoever, past, present or future, known or unknown, and whether the same were or could have been discovered, against Releasees, from the beginning of time to the date of these presents and forever, arising from the employment by In-Sports International, Inc. of Joseph Caravella.

      IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Release this _______ day of ________, 2000.

WITNESS:                           ED-CAR CONSTRUCTION, LLC


                                   By:
--------------------------            -------------------------

STATE OF NEW JERSEY :
                    : SS
COUNTY OF __________:

      On this the ______ day of ________,  2000, before me, ______________,  the undersigned officer, personally appeared ______________, managing member and sole officer of ED-CAR CONSTRUCTION, LLC, known to me (or satisfactorily proven) to be the entity whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                           NOTARY PUBLIC


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